EXHIBIT 32.2
CERTIFICATION OF
PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Zhong Sen International Tea Company for the period ended February 29, 2012, I, Binquan Zhang, Chief Financial Officer of Zhong Sen International Tea Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report of Form 10-Q for the period ended February 29, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended February 29, 2012, fairly represents in all material respects, the financial condition and results of operations of Zhong Sen International Tea Company.

Date: Apeil 23, 2012

By: /s/ Binquan Zhang
Binquan Zhang Chief Financial Officer (Principal Financial and Accounting Officer)